UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2021

SONOCO PRODUCTS COMPANY

(Exact name of registrant as specified in charter)

South Carolina	001-11261	57-0248420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 N. Second St.

Hartsville, South Carolina 29550

(Address of principal executive offices) (Zip Code)

(843) 383-7000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
No par value common stock	SON	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 19, 2021, Sonoco Products Company (the “Company”) entered into an Equity Purchase Agreement and Agreement and Plan of Merger (the “Purchase Agreement”) with Magnet Merger Sub LLC, (“Merger Sub”), PE Spray Holdings, L.P., Ball Metalpack Holding, LLC (“Ball Metalpack”), and Platinum Equity Advisors, LLC, solely in its capacity as the representative of the holders of equity interests in Ball Metalpack. Pursuant to the Purchase Agreement, on the terms and subject to the conditions set forth therein, the Company has agreed to acquire, directly or indirectly, one hundred percent (100%) of the membership interests of Ball Metalpack through (i) the acquisition of all of the limited liability company interests of PE Spray I, LLC, which will hold certain membership interests in Ball Metalpack immediately prior to the closing of the transactions pursuant to the Purchase Agreement, and (ii) a merger of Merger Sub with and into Ball Metalpack, with Ball Metalpack surviving the merger, for an aggregate purchase price of $1.35 billion in cash, on a cash-free and debt-free basis and subject to other customary adjustments contemplated by the Purchase Agreement (collectively, the “Transaction”).

The Purchase Agreement contains customary representations, warranties and covenants by the parties, and the consummation of the Transaction is subject to customary closing conditions, including the expiration or termination of the waiting period under Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Transaction is expected to close in the first quarter of 2022.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Purchase Agreement is not intended to provide any other factual information about the Transaction. The representations, warranties, and covenants contained in the Purchase Agreement were made solely for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Purchase Agreement, and may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company.

Item 7.01	Regulation FD Disclosure.

On December 20, 2021, the Company issued a press release, announcing the Transaction described in this report. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

The information set forth in this Item 7.01 and in the attached Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

In connection with its entry into the Purchase Agreement and to fund the Transaction, the Company has obtained a commitment from JPMorgan Chase Bank, N.A. for a $1.0 billion senior unsecured bridge loan facility, subject to customary conditions. The Company currently expects to replace the bridge facility prior to the closing of the Transaction with permanent financing, which may include the issuance of debt securities and a term loan facility.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995, as amended. Forward-looking statements include statements regarding the Company’s intentions or current expectations, estimates and projections concerning, among other things, the Company’s planned acquisition of Ball Metalpack; the consummation, timing, and funding thereof; and the Company’s future capital structure and planned permanent financing. Such forward-looking statements are based on the Company’s beliefs and assumptions and on information currently available to it on the date of this report. Such information includes, without limitation, discussions as to guidance and other estimates, perceived opportunities, expectations, beliefs, plans, strategies, goals and objectives concerning the Company’s and Ball Metalpack’s future financial and operating performance. Forward-looking statements may involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied by the forward-looking statements, including but not limited to risks regarding the satisfaction or waiver of the conditions to consummation of the Transaction, including with respect to the impact of global economic conditions and public health crises and epidemics, such as the ongoing COVID-19 pandemic; the ability of the parties to consummate the Transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the Transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability of the Company to fund the purchase price of the Transaction; the satisfaction of the conditions to the Company’s bridge loan facility; the ability of the Company to secure permanent financing on terms it deems acceptable, or at all; the ability of the Company to realize the anticipated benefits and synergies from the transaction and the other risks and uncertainties described more fully in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as well as the other documents of the Company filed, or to be filed, with the Securities and Exchange Commission. Therefore, actual results may differ materially from those expressed or forecasted in such forward-looking statements. The forward-looking statements in this communication are made only as of the date hereof. Except to the extent required by law, the Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

2.1*	Equity Purchase Agreement and Agreement and Plan of Merger, dated December 19, 2021, by and among Sonoco Products Company, Magnet Merger Sub LLC, Ball Metalpack Holding, LLC, PE Spray Holdings, L.P., and Platinum Equity Advisors, LLC.
99.1	Press Release, dated December 20, 2021 announcing the Transaction.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Certain portions of this Exhibit have been redacted pursuant to Item 601(b)(2)(ii) of Regulation S-K. The Company hereby agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONOCO PRODUCTS COMPANY

Date: December 20, 2021	By:	/s/ Julie C. Albrecht
Name: Julie C. Albrecht
Title: Vice President and Chief Financial Officer